[PRINCETON NATIONAL BANCORP, INC. LOGO]



                   PRINCETON NATIONAL BANCORP, INC. ANNOUNCES
                           15.2% INCREASE IN EARNINGS

PRINCETON, Illinois -- October 27, 2003 -- Princeton National Bancorp, Inc. (NASDAQ: PNBC)

President Tony J. Sorcic announced today, "Princeton National Bancorp, Inc. reported a 15.2% increase in third quarter earnings as compared to the second quarter of 2003, a 15.2% increase in diluted earnings per share, and a 16.7% increase in the return on average equity. In comparison to the third quarter of 2002, net income increased 11.9%, diluted earnings per share increased 15.2%, and the return on average equity increased 14.2%."

President Sorcic continued, "The Company has signed a sales contract for the purchase of property in Aurora, Illinois. The construction of the new bank facility will begin in the spring of 2004. Once this facility is completed, a facility will be built on the Elburn, Illinois property which was purchased in July of 2003."

President Sorcic concluded, "After a compression in the net interest margin in the second quarter of 2003, the Company experienced an expansion in the net interest margin during the third quarter. During the third quarter, the Company generated growth in net income, earnings per share, net interest income, and loans, while also improving the return on equity and the efficiency ratio. The Company is positioned well to take advantage of future opportunities. The fee income trend continues to be strong, non-performing loans are at a low level, and the margin has recovered. The Company is focused on achieving long-term results by expanding its market areas and increasing revenue."

Net income for the quarter was $1,709,000, diluted earnings per share totaled $.53, and the return on average equity was 13.50% for 2003 compared to $1,528,000, $.46, and 11.82% respectively in the third quarter of 2002. The Company's efficiency ratio improved 3.6% from the second quarter of 2003 to 62.53%; this is up 5.7% from the third quarter of 2002.

The loan portfolio continues to experience strong growth. Net loans as of September 30, 2003 totaled $376,889,000. Currently, the Company has approximately $21,000,000 in its commercial loan pipeline. The Company has experienced a 60.1% decrease in non-performing loans over the past twelve months; the balance at September 30, 2003 was $2,839,000 as compared to $7,114,000 at September 30, 2002. The ratio of non-performing loans to total assets as of September 30, 2003 was .75%.

Total assets at September 30, 2003 have increased 3.8% to $599,164,000 over the past year and total deposits ended the third quarter at $524,384,000, an increase of 5.0% during the same period. The stock price of $25.60 as of September 30, 2003 represents a 28.6% increase from September 30, 2002.



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The Company has completed 50% of the Stock Repurchase Program announced on May
1, 2003, under which 30,000 shares were repurchased at an average price of $25.55. Since 1997, the Company has repurchased a total of 1,004,271 shares through stock repurchase programs.

Net income of $4,966,000 for the first nine months of 2003 represents a 7.3% increase from the same period in 2002, while diluted earnings per share totaled $1.54 (an increase of 10.8%), and return on average equity was 13.06% (an increase of 4.1%). Total other income of $7,434,000 represents a 33.8% increase over the same 9-month period in 2002. For the thirteenth consecutive quarter, annualized non-interest income equaled or exceeded 1% of average assets.

The Company has community-banking locations throughout northern Illinois, five of which are in high growth markets. These communities include: Huntley, Hampshire, Minooka, Sandwich, Genoa, Peru, Princeton, Henry, Oglesby, Spring Valley, and DePue. The subsidiary bank, Citizens First National Bank, provides financial services to meet the needs of individuals, businesses, and public entities.

This press release contains certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. These forward-looking statements are identified by the use of words such as 1) believes, 2) anticipates, 3) estimates, 4) expects, 5) projects or similar words. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. The figures included in this press release are unaudited and may vary from the audited results.


Inquiries should be directed to:  Lou Ann Birkey, Vice President --
                                  Investor Relations,
                      Princeton National Bancorp, Inc. (815) 875-4444, E-Mail address: pnbc@citizens1st.com











































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                                [PRINCETON LOGO]

                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands, except share data)

                                                                Sept. 30,            December 31,            Sept. 30,
                                                                  2003                   2002                  2002
                                                           ------------------     -----------------     ------------------
ASSETS

Cash and due from banks                                              $14,390               $13,939                $15,939
Interest-bearing deposits with financial institutions                    566                 1,706                    902
Federal funds sold                                                     5,600                 3,225                  2,150
                                                           ------------------     -----------------     ------------------
     Total cash and cash equivalents                                  20,556                18,870                 18,991

Loans held for sale, at lower of cost or market                        3,497                 6,761                  3,917

Investment securities available-for-sale                             145,548               157,881                151,558
Investment securities held-to-maturity                                17,456                11,437                 14,700
                                                           ------------------     -----------------     ------------------
     Total investment securities                                     163,004               169,318                166,258

Loans, net of unearned interest                                      375,770               357,359                349,494
Allowance for loan losses                                             (2,378)               (2,660)                (2,747)
                                                           ------------------     -----------------     ------------------
     Net loans                                                       373,392               354,699                346,747

Premises and equipment, net                                           14,118                13,388                 13,447
Bank-owned life insurance                                             14,266                13,566                 13,465
Goodwill, net of accumulated amortization                              1,355                 1,355                  1,355
Intangible assets, net of accumulated amortization                     1,576                 1,732                  1,784
Interest receivable                                                    4,908                 5,180                  5,713
Other real estate owned                                                   42                    75                  3,413
Other assets                                                           2,450                 2,431                  2,152
                                                           ------------------     -----------------     ------------------

     TOTAL ASSETS                                                   $599,164              $587,375               $577,242
                                                           ==================     =================     ==================


LIABILITIES

Demand deposits                                                      $55,485               $58,655                $49,735
Interest-bearing demand deposits                                     175,713               155,549                134,361
Savings deposits                                                      56,531                51,750                 51,634
Time deposits                                                        236,655               245,313                263,797
                                                           ------------------     -----------------     ------------------
     Total deposits                                                  524,384               511,267                499,527

Customer repurchase agreements                                        11,487                10,044                 10,017
Advances from the Federal Home Loan Bank                               5,300                 5,750                  5,900
Interest-bearing demand notes issued to the U.S. Treasury                762                 2,397                  2,393
Note payable                                                           1,151                 1,300                  1,450
                                                           ------------------     -----------------     ------------------
     Total borrowings                                                 18,700                19,491                 19,760

Other liabilities                                                      4,522                 5,543                  5,924
                                                           ------------------     -----------------     ------------------
     Total liabilities                                               547,606               536,301                525,211
                                                           ------------------     -----------------     ------------------

STOCKHOLDERS' EQUITY

Common stock                                                          20,699                20,699                 20,699
Surplus                                                                6,953                 6,612                  6,560
Retained earnings                                                     38,452                35,255                 35,214
Accumulated other comprehensive income, net of tax                     1,515                 2,218                  2,737
Less:  Treasury stock                                                (16,061)              (13,710)               (13,179)
                                                           ------------------     -----------------     ------------------
     Total stockholders' equity                                       51,558                51,074                 52,031
                                                           ------------------     -----------------     ------------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $599,164              $587,375               $577,242
                                                           ==================     =================     ==================

CAPITAL STATISTICS

YTD average equity to average assets                                   8.55%                 8.75%                  8.83%
Tier 1 leverage capital ratio                                          7.88%                 7.80%                  8.04%
Tier 1 risk-based capital ratio                                       11.02%                11.10%                 11.49%
Total risk-based capital ratio                                        11.57%                11.74%                 12.16%
Book value per share                                                  $16.37                $15.79                 $15.73
Closing market price per share                                        $25.60                $21.15                 $19.90
End of period shares outstanding                                   3,148,945             3,233,686              3,257,082
End of period treasury shares outstanding                            990,896               906,155                882,759



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                                [PRINCETON LOGO]

                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands, except share data)

                                                                THREE MONTHS      THREE MONTHS      NINE MONTHS        NINE MONTHS
                                                                   ENDED             ENDED             ENDED               ENDED
                                                               Sept. 30, 2003    Sept. 30, 2002    Sept. 30, 2003     Sept. 30, 2002
                                                               --------------    --------------    --------------     --------------
INTEREST INCOME

Interest and fees on loans                                          $5,916            $6,170           $17,858            $18,715
Interest and dividends on investment securities                      1,505             1,925             3,942              5,736
Interest on federal funds sold                                          12                37                60                107
Interest on interest-bearing time deposits in other banks                8                29                46                 73
                                                                 ---------         ---------         ---------          ---------
     Total Interest Income                                           7,441             8,161            21,906             24,631
                                                                 ---------         ---------         ---------          ---------

INTEREST EXPENSE

Interest on deposits                                                 2,381             3,316             7,822              9,975
Interest on borrowings                                                 101               132               316                405
                                                                 ---------         ---------         ---------          ---------
     Total Interest Expense                                          2,482             3,448             8,138             10,380
                                                                 ---------         ---------         ---------          ---------

NET INTEREST INCOME                                                  4,959             4,713            13,768             14,251
Provision for loan losses                                              100                50               365                425
                                                                 ---------         ---------         ---------          ---------

NET INTEREST INCOME AFTER PROVISION                                  4,859             4,663            13,403             13,826
                                                                 ---------         ---------         ---------          ---------

NON-INTEREST INCOME
Trust & farm management fees                                           315               312               955                895
Service charges on deposit accounts                                    774               706             2,242              2,031
Other service charges                                                  264               261               802                760
Gain on sales of securities available-for-sale                           0                98               935                138
Brokerage fee income                                                   143               157               410                501
Mortgage banking income                                                611               167             1,554                531
Bank-owned life insurance                                              139               206               439                576
Other operating income                                                  12                20                97                125
                                                                 ---------         ---------         ---------          ---------
     Total Non-Interest Income                                       2,258             1,927             7,434              5,557
                                                                 ---------         ---------         ---------          ---------

NON-INTEREST EXPENSE
Salaries and employee benefits                                       2,747             2,534             8,001              7,405
Occupancy                                                              320               292               942                892
Equipment expense                                                      405               393             1,198              1,120
Federal insurance assessments                                           50                53               159                159
Intangible assets amortization                                          52                52               156                156
Data processing                                                        171               188               531                559
Advertising                                                             87               130               304                348
Other operating expense                                                896               976             2,637              2,468
                                                                 ---------         ---------         ---------          ---------
     Total Non-Interest Expense                                      4,728             4,618            13,928             13,107
                                                                 ---------         ---------         ---------          ---------

INCOME BEFORE INCOME TAXES                                           2,389             1,972             6,909              6,276
Income tax expense                                                     680               444             1,943              1,647
                                                                 ---------         ---------         ---------          ---------

NET INCOME                                                          $1,709            $1,528            $4,966             $4,629
                                                                 =========         =========         =========          =========



NET INCOME PER SHARE:
     BASIC                                                           $0.54             $0.46             $1.55              $1.40
     DILUTED                                                         $0.53             $0.46             $1.54              $1.39

Basic weighted average shares outstanding                        3,171,527         3,292,127         3,194,049          3,300,654
Diluted weighted average shares outstanding                      3,213,331         3,314,705         3,229,696          3,319,401


PERFORMANCE RATIOS (ANNUALIZED)

Return on average assets                                             1.13%             1.05%             1.12%              1.11%
Return on average equity                                            13.50%            11.82%            13.06%             12.54%
Net interest margin (tax-equivalent)                                 3.84%             3.83%             3.62%              4.02%
Efficiency ratio (tax-equivalent)                                   62.53%            66.29%            62.75%             63.09%


ASSET QUALITY

Net loan charge-offs (recoveries)                                      152                28               647                (22)
Total non-performing loans                                           2,839             7,114             2,839              7,114
Non-performing loans as a % of net loans                             0.75%             2.03%             0.75%              2.03%
